SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


         [X]    Filed by the Registrant
         [ ]    Filed by a Party other than the Registrant

         Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential,  for Use of the Commission Only
             (as permitted by Rule 14a-6(c)(2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section  240.14a-11(c) or
             Section 240.14a-12

                          COYOTE NETWORK SYSTEMS, INC.
                (Name of Registrant as Specified In its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

         Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on the tax below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:
             ----------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:
             ----------------------------------------------------------

         3)  Per  unit  prices  of  other   underlying   value  of
             transaction  computed  pursuant to Exchange  Act rule
             0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ----------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:
             ----------------------------------------------------------

         5)  Total fee paid:
             ----------------------------------------------------------

        [  ] Fee paid previously with preliminary materials:

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
             ----------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:
             ----------------------------------------------------------

         3)  Filing Party:
             ----------------------------------------------------------

         4)  Date Filed:
             ----------------------------------------------------------

                          COYOTE NETWORK SYSTEMS, INC.
                             4360 Park Terrace Drive
                       Westlake Village, California 91361
                                 (818) 735-7600


                                                              February 20, 1998

Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of Coyote Network Systems, Inc. (the "Company") to be held on March 20, 1998, at 1:00 p.m., local time, at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301.

         At the Meeting, you will be asked to approve an amendment to the Company's Restated Certificate of Incorporation (the "Charter") increasing the number of shares of common stock authorized thereunder from 15,000,000 shares to 30,000,000 shares.

         The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal. The proposed amendment to the Company's Charter must be approved by shareholders holding a majority of the outstanding shares of the Company's common stock.

         DETAILS ABOUT THE PROPOSAL AND OTHER IMPORTANT INFORMATION ARE SET FORTH IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. EVERY SHAREHOLDER SHOULD CONSIDER THESE DOCUMENTS CAREFULLY.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING AND REGARDLESS OR THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK THAT YOU OWN, I URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY, OF COURSE, ATTEND THE MEETING IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                           Sincerely,



                                           James J. Fiedler
                                           Chairman of the Board

                          COYOTE NETWORK SYSTEMS, INC.
                             4360 Park Terrace Drive
                       Westlake Village, California 91361
                                 (818) 735-7600


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 20, 1998


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Coyote Network Systems, Inc. (the "Company"), a Delaware corporation, will be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301 on March 20, 1998 at 1:00 p.m., local time. The Meeting will be conducted to consider and vote upon the following proposal, as more fully described in the accompanying Proxy Statement:

         (a) Approval of an amendment to the Restated Certificate of Incorporation of the Company increasing the number of shares of common stock authorized thereunder from 15,000,000 shares to 30,000,000 shares; and

         (b) To take action upon any other business as may properly come before the Meeting and any adjournment thereof.

         The record date for shareholders entitled to notice of, and to vote at, the Meeting is the close of business on February 13, 1998. This Notice, the accompanying Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Company on or about February 20, 1998.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

         You are invited to attend the Meeting, but whether or not you expect to attend in person, please mark, sign, date and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the Meeting and any adjournment thereof. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                           By Order of the Board of Directors



                                           Brian A. Robson
                                           Secretary


February 20, 1998

                                 PROXY STATEMENT



                          COYOTE NETWORK SYSTEMS, INC.
                             4360 Park Terrace Drive
                       Westlake Village, California 91361
                                 (818) 735-7600


         Special Meeting of Shareholders of Coyote Network Systems, Inc.
                          to be held on March 20, 1998


         This Proxy Statement is being furnished to the shareholders of Coyote Network Systems, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors from holders of record of the Company's common stock as of the close of business on the Meeting Record Date (as hereinafter defined) for use at the Special Meeting of Shareholders (the "Meeting") to be held on March 20, 1998 at 1:00 p.m. and at any adjournment or postponement thereof. This Proxy Statement is being first mailed to the Company's shareholders on or about February 20, 1998.


DATE, PLACE AND TIME OF MEETING

     The Meeting will be held at the Radisson Hotel, 30100 Agoura Road, in the city of Agoura Hills, California, on March 20, 1998 at 1:00 p.m. local time.


PURPOSE OF MEETING

         The Meeting will be conducted to consider and vote upon the following proposal (the "Proposal"):

         (a) Approval of an amendment to the Restated Certificate of Incorporation of the Company (the "Charter") increasing the number of shares of the Company's common stock authorized thereunder from 15,000,000 shares to 30,000,000 shares; and

         (b) To take action upon any other business as may properly come before the Meeting and any adjournment thereof.

         THE  COMPANY'S   BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS   THAT
SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

MEETING RECORD DATE

         The Company's Board of Directors has fixed the close of business on February 13, 1998 as the record date ("Meeting Record Date") for the determination of the holders of Company common stock entitled to receive notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.


VOTES REQUIRED

         As of the  Meeting  Record  Date,  there were  8,260,463  shares of the
                                                        ---------
Company's common stock outstanding. Each share of Company common stock outstanding as of the Meeting Record Date is entitled to one vote upon each matter properly submitted at the Meeting. The proposed amendment to the Company's Charter must be approved by shareholders holding a majority of the outstanding shares of Company common stock. Shareholder approval of the proposed amendment to the Company's Charter is required by the General Corporation Law (the "DGCL") of the State of Delaware.

         The presence in person or by proxy at the Meeting of the holders of a majority of the outstanding shares of Company common stock is necessary to constitute a quorum for the transaction of business. Shares of Company common stock held in the Company's treasury will not be counted as present for purposes of determining whether a quorum is present and will not be voted at the Meeting. Abstentions will be counted as present. Since the proposed amendment to the Company's Charter requires the approval of the holders of a majority of the outstanding shares of Company common stock, abstentions will have the same effect as a negative vote for this proposal. Under the DGCL, a broker non-vote will not be counted as present for purposes of a quorum.

         As of the Meeting Record Date, current directors and executive officers of the Company and their affiliates owned beneficially an aggregate of 901,729 shares of Company common stock (including 673,636 shares which may be acquired upon exercise of employee stock options and warrants and shares issuable upon conversion of Coyote Technologies, LLC Class A or B Units into Company common stock; see "Security Ownership of Certain Beneficial Owners and Management"), or approximately 10.1 percent of the shares of Company common stock outstanding on
               ----
such date (calculated as if shares issuable upon such exercise or conversion had been issued on such date). Directors and executive officers of the Company have indicated their intention to vote their shares of Company common stock FOR the Proposal.


VOTING AND REVOCATION OF PROXIES

         Shares of Company common stock represented by a proxy properly signed and received at or prior to the Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, shares of Company common stock represented by the proxy will be voted FOR the Proposal. Proxy holders may, in their discretion, vote shares voted FOR the Proposal to adjourn the Meeting to solicit additional proxies in favor of the Proposal. Proxy holders will not vote shares voted AGAINST the Proposal to adjourn the Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the proxy is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company prior to or at the Meeting, or by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Coyote Network Systems, Inc., 4360 Park Terrace Drive, Westlake Village, California 91361, Attention: Secretary.

SOLICITATION OF PROXIES

         The Company will bear the costs of the solicitation of proxies.

         In addition to solicitation by mail, directors, officers and employees of the Company, who will not be specifically compensated for such services, may solicit proxies from the shareholders of the Company, personally or by telephone, telecopy or telegram or other forms of communication. Also, ChaseMellon Shareholder Services will solicit proxies at a cost of $4,000.00, plus reasonable expenses. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.


APPRAISAL RIGHTS

         Holders of Company common stock will not be entitled to any dissenter or appraisal rights as a result of the Proposal.


ANNUAL MEETING; SHAREHOLDERS' PROPOSALS

         The next annual meeting of the Company will be held on or about August 27, 1998. Proposals made by shareholders of the Company intended to be presented at the next annual meeting must be received by the Company no later than April 2, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Meeting Record Date with respect to the common stock ownership of each director, the chief executive officer, the other executive officers of the Company, all directors and executive officers as a group and each person or group of persons known by the Company to own beneficially more than 5% of the common stock of the Company.

                 Amount and Nature of Beneficial Ownership(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                     Shares Issuable Upon
                                                                          Exercise of
----------------------------------------------------------------------------------------------------------------------
                                                                                               Shares Issuable Upon
                                     Number of Shares   Percent       Stock                    Conversion of Class A
     Name of Beneficial Owner                           of Class     Options      Warrants             or B
                                                                       (3)          (3)              Units(4)
----------------------------------------------------------------------------------------------------------------------
Jack E. Donnelly                          20,234           *         12,155              0                    0
----------------------------------------------------------------------------------------------------------------------
James J. Fiedler                         540,000           6.3            0        175,000              175,000
----------------------------------------------------------------------------------------------------------------------
Daniel W. Latham                         125,000           1.5            0              0              125,000
----------------------------------------------------------------------------------------------------------------------
Sydney B. Lilly                          193,995 (5)       2.3      125,231              0               50,000

----------------------------------------------------------------------------------------------------------------------
Brian A. Robson                                0                          0              0                    0

----------------------------------------------------------------------------------------------------------------------
Stephen W. Portner                        22,500           *              0         11,250                    0

----------------------------------------------------------------------------------------------------------------------
All Directors and
Executives as a Group                    901,729          10.1      137,386        186,250
                                                          ----
(6 individuals)                                                                                         350,000
----------------------------------------------------------------------------------------------------------------------
Richard L. Haydon
1114 Avenue of the Americas            1,263,000 (6)      14.2            0        625,000                    0
                                                          ----
New York, NY  10036
----------------------------------------------------------------------------------------------------------------------
Ardent Research Partners
200 Park Avenue                          450,000 (7)       5.3            0        225,000                    0
                                                           ---
39th Floor
New York, NY  10066
----------------------------------------------------------------------------------------------------------------------

*    The amount shown is less than 1% of the outstanding shares of common stock.

(1) Except as otherwise noted, all persons have sole voting and investment power over the shares listed.

(2) Includes shares of common stock issuable upon the exercise of stock options and warrants exercisable within 60 days of the Meeting Record Date; and shares issuable upon the conversion of Coyote Technologies, LLC Class A or B Units.

(3) Only includes stock options or warrants exercisable within 60 days of the Meeting Record Date.

(4) Mr. Fiedler and Mr. Latham own 350 and 250 Class B Units of Coyote Technologies, LLC ("Technologies"), respectively. Mr. Lily owns 100 Class

     A Units of Technologies. Mr. Fiedler's and Mr. Latham's Class B Units are convertible into 175,000 and 125,000 shares, respectively, of the Company common stock. Mr. Lilly's Class A Units are convertible into 50,000 shares of the Company common stock.

(5) Mr. Lily owns 30,000 shares (less than 1%) of the common stock of Entree Corporation ("Entree"), an 81.25%-owned subsidiary of the Company. All directors and executive officers as a group beneficially own 30,000 shares (less than 1%) of Entree common stock.

(6) Based on his Schedule 13D filed July 28, 1997, Mr. Haydon has sole voting and dispositive power over 1,263,000 shares.

(7) Based on its Schedule 13D filed August 19, 1997, Ardent Research Partners, L.P. has sole voting and dispositive power over 450,000 shares.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY

         The presently authorized capital stock of the Company is 15,000,000 shares of Common Stock, $1.00 par value, and 5,000,000 shares of Preferred Stock, $0.01 par value. The Board of Directors of the Company has recommended an amendment to the Company's Charter to increase the number of authorized shares of common stock from 15,000,000 shares to 30,000,000 shares.

         As of the Meeting  Record Date,  8,260,463  shares of Common Stock were
                                          ---------
issued and outstanding and an additional  4,284,102  shares of Common Stock were
                                          ---------
reserved for issuance upon exercise of stock options and warrants, conversion of Subordinated Notes and conversion of Class A and B Units of Coyote Technologies, LLC. None of the preferred stock is outstanding.

         The proposed increase in the number of shares of authorized Common Stock will make additional shares available, if needed, for issuance in connection with future financings, stock splits, stock dividends, acquisitions, and other corporate purposes. No further action or authorization by the Company's stockholders would be necessary prior to the issuance of the additional shares of common stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed. The Board of Directors believes that the availability of the additional shares without delay or the necessity for a special shareholders' meeting would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments, or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment.

         Stockholders do not have cumulative voting rights with respect to the election of directors. The Board of Directors is divided into three classes. One class of directors is elected each year to serve for a three year term.

         Each outstanding share of the Company's common stock carries a stock purchase right (right) issued pursuant to a dividend distribution declared by the Company's Board of Directors and distributed to stockholders of record on September 16, 1996. When exercisable, each right entitles the stockholder to buy one one-hundredth of a share of participating preferred stock at an exercise price of $120. The rights will become exercisable following the tenth day after a person or group announces acquisition of 15% or more of the Company's common stock or announces commencement of a tender offer, the consummation of which would result in ownership by the person or group of 15% or more of the Company's common stock.

The Company will be entitled to redeem the rights at $.01 per right at any time on or before the 10th day following the acquisition by a person or group of 15% or more of the Company's common stock.

         If, prior to redemption of the rights, the Company is acquired in a merger or other business combination in which the Company is the surviving corporation, or a person or group acquires 15% or more of the Company's common stock, each right owned by a holder of less than 15% of the Company's common stock will entitle its owner to purchase, at the right's then current exercise price, a number of shares of common stock of the Company having a fair market value equal to twice the right's exercise price. If the Company sells more than 50% of its assets or earning power or is acquired in a merger or other business combination in which it is not the surviving corporation, the acquiring person must assume the obligations under the rights, and the rights will become exercisable to acquire common stock of the acquiring person at the discounted price.

         The Proposal has been made to facilitate the Company's normal conduct of its business and not to deter or prevent a change in control of the Company. If the proposed amendment is adopted, however, the Board of Directors will have the ability (to the extent consistent with its duty to the Company and its shareholders) to cause the Company to issue a substantial number of additional shares of common stock, without further action by the stockholders, for the purpose of discouraging takeover attempts by diluting the stock ownership and voting power of persons seeking to obtain control of the Company. There has been no attempt to take control of the Company in the past, and the Company is not aware of any current attempt to take it over.

         The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE FOREGOING AMENDMENT TO THE COMPANY'S CHARTER.


OTHER MATTERS

         Management is not aware of any other matters which may be brought before the Meeting. If other matters not now known come before the Meeting, or any adjournments thereof, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their best judgment.

                                             By Order of the Board of Directors.


                                             Brian A. Robson, Secretary
Westlake Village, California
February 20, 1998

                    YOUR COOPERATION IN SIGNING AND RETURNING
                     YOUR PROXY WILL BE GREATLY APPRECIATED.

                                    APPENDIX

                                      PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          COYOTE NETWORK SYSTEMS, INC.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

JAMES J. FIEDLER and DANIEL W. LATHAM, and each of them, are hereby appointed proxies, with full power of substitution, to represent and to vote, as set forth on the reverse side, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Coyote Network Systems, Inc. (the "Company"), to be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301 on March 20, 1998 at 1:00 p.m., local time, and at any adjournments thereof, hereby revoking any proxy heretofore given.

                  (Continued and to be signed on reverse side)


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CHOICE IS INDICATED, WILL BE VOTED FOR ITEM 1.

[  ] plan to attend the meeting.

1. Increasing the number of authorized shares of common stock of the Company from 15,000,000 to 30,000,000 shares.

                 FOR                 AGAINST                   ABSTAIN
                [    ]                [    ]                    [    ]

2. In their discretion on such other matters as may properly come before the meeting.

                                     DATED:       ______________________, 1998

                                     ---------------------------------------
                                     Signature

                                     _______________________________________
                                     Signature if held jointly

                                     Please sign exactly as name appears hereon.
                                                                         ------
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.